UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22608

                             Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                                 Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Global Multi-Sector Income Fund

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2014

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

I am pleased to share with you the annual report for the Virtus Global Multi-Sector Income Fund for the twelve months ended December 31, 2014. The report contains commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during the period. Newfleet’s commentary also discusses the contribution of the options overlay strategy that was implemented during the period.

For the twelve months ended December 31, 2014, the fund’s NAV gained 4.81%, including $1.62 in reinvested distributions. For the same period, the fund’s benchmark, the Barclays Global Aggregate Bond Index, returned 0.59%, including reinvested dividends.

On behalf of Newfleet Asset Management and Virtus Investment Partners, I welcome all investors to the fund and thank you for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Global Multi-Sector Income Fund

January 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE

About the Fund

The Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2014, the Fund’s leverage consisted of $80 million of debt, which represented approximately 28% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (“Newfleet”)

Newfleet’s Multi-Sector Fixed Income Strategies team manages the Fund, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Additionally, Newfleet employs an options overlay strategy that uses paired put and call spreads, with the objective of generating additional income that may be distributed to shareholders. The following commentary discusses Newfleet’s management of the Fund from January 1, 2014 through December 31, 2014.

How did the global fixed income markets perform during the Fund’s fiscal year?

Higher beta and foreign-related spread sectors, such as emerging markets and non-U.S. dollar underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the second half of the fiscal year, especially during the fourth quarter of 2014. Brent crude, the international benchmark, fell almost 50% since June to end the year at roughly $57 a barrel. Rising output of U.S. shale producers and OPEC’s persistence in maintaining production quotas caused a supply glut, exacerbated by slowing global demand. Lower oil prices contributed to the U.S. dollar’s continued ascent against other major currencies, as did the greenback’s safe haven status amidst heightened geopolitical risk, anticipation of Federal Reserve tightening, and weaker global growth.

The collapse in oil prices has contributed to the divergence theme that has been playing out between the U.S. and much of the rest of the world. While lower crude prices are viewed as a net stimulus to the U.S. economy via increased consumer spending, the deflationary effects within the stagnating eurozone economies increase the probability that the European Central Bank will expand its bond purchase program in early 2015. Other central banks (e.g., in Japan and China) already have eased credit conditions in response to slow global growth.

Economic growth in the U.S. continued to gain momentum; toward the end of the fiscal year, the Fed ended the third round of quantitative easing and in December, it tempered the “considerable time” language in its policy statement to “patience” in reference to the anticipated timing of its first interest rate increase since 2006. The tightening effects of slowing global growth, an appreciating dollar, and low oil prices may delay the Fed’s decision to raise rates until the second half of 2015. Inflation remains below the Fed’s 2% target.

Over the 12-month period, yields increased on the short end of the U.S. Treasury curve and decreased on the long end, and overall the curve flattened.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

What factors affected the Fund’s performance during the period?

The underperformance of higher beta and foreign-related fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s performance for 2014. The allocations to the corporate high-yield, non- U.S. dollar, and emerging markets sectors detracted from performance. Among fixed income sectors, the Fund’s allocation to corporate high quality was the largest positive contributor to performance for the year.

High-yield underperformance was driven by the collapse in oil prices and a general sell-off in risk assets. Credit fundamentals nonetheless remain positive for the sector.

The non-U.S. dollar sector underperformed as the U.S. dollar benefited from its safe haven status during this period of escalating geopolitical risks. Mounting concerns over Fed tightening, lower oil prices, and weaker global growth also contributed to the sector’s underperformance.

The emerging markets sector underperformed most spread sectors, led by the high yield sub-segment and especially Venezuelan, Russian, and energy-related credits. Emerging market fundamentals have weakened on deteriorating growth prospects; spreads are at one-year wides. Despite wide valuations, the relative value of emerging markets debt has deteriorated versus domestic alternatives as aggregate emerging markets spreads are skewed by idiosyncratic situations like Venezuela and Russia. The correction in oil prices has had a significant impact on these markets, and differentiation is emerging between exporters and importers. Geopolitics remains volatile and growth prospects are uncertain.

The Fund’s allocation to the corporate high quality sector was the largest positive contributor to performance during the year. Issue selection, positioning within the belly of the curve, and an overweight to financials and BBB-rated bonds were all positive contributors within the sector for 2014.

How did the Fund’s options strategy perform over the period?

On June 20, 2014, the Fund initiated an options strategy for the purpose of seeking to generate additional income through the use of index-based, out-of-the-money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (VIX), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index. For the period from the options strategy’s inception through December 31, 2014, the VIX increased by 59.20% and the S&P 500 increased by 5.04% as the market experienced an increasing level of volatility during the third and fourth quarters of 2014. This can be seen in the 7.28% decline in the S&P 500 from September 18 to October 15, 2014 and the 9.70% rally in the index from October 16 to November 14, 2014.

Through the fiscal year-end, the options strategy performed as Fund management expected, generating income within its targeted yield range. For the six months ending December 31, 2014, the options strategy enhanced the Fund’s total return by 2.01% (gross of fees). From the inception of the options strategy on June 20 through December 31, 2014, the strategy enhanced the Fund’s total return by 2.23% (gross of fees).

What is your outlook for fixed income markets?

The U.S. economy continues to show strength as evidenced by favorable labor market, retail sales, and consumer sentiment measures; housing data, however, has been mixed and wage growth remains an area of concern. In line with consensus forecasts, we expect GDP growth to be in the 2.5%-3% range for the coming year.

While we are encouraged by the strength of the U.S. economy, we are entering 2015 with a lot of uncertainty. Risks include the possible prolongation of low oil prices and their trickle-down effects on other parts of the

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2014 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

global and regional economies; the timing and amount of a U.S. rate hike; a vulnerable eurozone and renewed turmoil in Greece; and any spike in the Russian crisis and other geopolitical risks that may heighten risk aversion. We are cognizant of these risks and the impact that rapidly changing market dynamics may have on the health of the U.S. economy.

In the current environment, we believe that it is important to stay diversified, have many smaller “granular” positions, and emphasize liquidity; security selection is key. We will continue to look for opportunities in all sectors of the bond market, seeking to uncover any out-of-favor or undervalued sectors and securities.

Overall, we are constructive on spread sectors as credit fundamentals remain positive and spreads have widened. With strong fundamentals such as low defaults and good interest coverage, robust demand for fixed income by investors, and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield. Some of the specific sectors where we continue to see value are corporate high yield securities, high yield bank loans, and new issue corporate investment grade securities.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Buying call options or put options risks the loss of the premiums paid for those options.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Shares of closed-end investment companies, such as the Fund, trade in the market above, at and below net asset value. This characteristic is a risk separate and distinct from risk that the Fund’s net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2014

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries and as a percentage of total investments net of written options at December 31, 2014.

Asset Allocation

Corporate Bonds and Notes		69%
Financials	30%
Energy	15
Materials	7
Total of all others	17
Loan Agreements		10
Foreign Government Securities		10
Mortgage-Backed Securities		4
Asset-Backed Securities		3
Preferred Stock		3
Other (includes short-term investment)		1

		100%

Country Weightings

United States	47%
Brazil	6
Mexico	5
Chile	4
Luxembourg	3
Cayman Islands	2
Indonesia	2
Other	31

Total	100%

The accompanying notes are an integral part of these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2014

(Unaudited)

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Global Aggregate Bond Index

The Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments.

The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

U.S. GOVERNMENT SECURITIES—1.0%
U.S. Treasury Note 2.250%, 11/15/24	$2,000		$2,013
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $2,016)			2,013
MUNICIPAL BONDS—1.1%
California—0.7%
San Diego Tobacco Settlement Revenue Funding Corp. Bond Taxable 7.125%, 6/1/32	659		642
State of California Build America Bond Taxable 7.500%, 4/1/34	570		848

			1,490

Illinois—0.4%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700		785
TOTAL MUNICIPAL BONDS (Identified Cost $2,010)			2,275
FOREIGN GOVERNMENT SECURITIES—13.0%
Argentine Republic
Series X, 7.000%, 4/17/17	500		482
8.750%, 5/7/24	530		519
Series NY, 8.280%, 12/31/33(14)	2,320		2,083
Bolivarian Republic of Venezuela RegS 8.250%, 10/13/24(4)	570		251
7.650%, 4/21/25	1,845		791
Federative Republic of Brazil 8.500%, 1/5/24	3,460	BRL	1,194
Mongolia 144A 4.125%, 1/5/18(3)	800		744
Provincia de Neuquen, Argentina 144A 7.875%, 4/26/21(3)	632		626
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	800		786

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Chile 5.500%, 8/5/20	547,000	CLP	$947
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	998,500	COP	497
Republic of Costa Rica
RegS 7.000%, 4/4/44(4)	$1,000		980
144A 7.000%, 4/4/44(3)	800		784
Republic of Croatia 144A 6.375%, 3/24/21(3)	1,420		1,558
Republic of Ecuador 144A 7.950%, 6/20/24(3)	800		688
Republic of El Salvador 144A 6.375%, 1/18/27(3)	910		917
Republic of Ghana 144A 8.125%, 1/18/26(3)	400		371
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	17,941,000	IDR	1,512
Series FR55, 7.375%, 9/15/16	9,877,000	IDR	794
Series FR63, 5.625%, 5/15/23	7,482,000	IDR	521
Republic of Iraq RegS 5.800%, 1/15/28(4)	890		752
Republic of Kazakhstan 144A 4.875%, 10/14/44(3)	755		693
Republic of South Africa Series R203, 8.250%, 9/15/17	8,060	ZAR	719
Republic of Uruguay 4.375%, 12/15/28	27,042	UYU(9)	1,108
Russian Federation
144A 7.850%, 3/10/18(3)	55,000	RUB	738
144A 4.875%, 9/16/23(3)	2,000		1,782
United Mexican States
Series M, 6.000%, 6/18/15	35,100	MXN	2,411
Series M, 6.500%, 6/9/22	19,000	MXN	1,350
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $31,304)			26,598

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

MORTGAGE-BACKED SECURITIES—5.7%
Non-Agency—5.7%
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	$448	$461
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	638	662
Citigroup Commercial Mortgage Trust 13-GC11, A2 1.987%, 4/10/46	3,000	3,012
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(2)	490	501
Goldman Sachs Mortgage Securities Trust 13-GC16, A2 3.033%, 11/10/46	3,000	3,113
Hilton USA Trust 13-HLT, EFX 144A 5.222%, 11/5/30(2)(3)	320	328
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(2)	1,000	1,032
07-PW18, AM 6.084%, 6/11/50(2)	1,400	1,540
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	820	850
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $11,469)		11,499
ASSET-BACKED SECURITIES—3.6%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	770	785
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	803	815

	PAR VALUE		VALUE

ASSET-BACKED SECURITIES (continued)
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(2)	$1,450		$1,460
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	1,449		1,520
Drug Royalty LP I 12-1, A2 144A 5.800%, 7/15/24(3)	557		577
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	451		452
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	900		917
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	772		780
TOTAL ASSET-BACKED SECURITIES (Identified Cost $7,040)			7,306
CORPORATE BONDS AND NOTES—92.1%
Consumer Discretionary—5.3%
Boyd Gaming Corp. 9.000%, 7/1/20	325		334
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	645		677
144A 6.125%, 7/1/22(3)	215		225
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	750		559
Caesars Entertainment Resort Properties LLC 144A 11.000%, 10/1/21(3)	525		480
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	540		478
CCO Holdings LLC 5.250%, 9/30/22	952		953
Grupo Televisa SAB 7.250%, 5/14/43	8,000	MXN	464
iHeartCommunications, Inc. 10.000%, 1/15/18	845		733

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	$285	$304
MGM Resorts International 6.000%, 3/15/23	730	737
MHGE Parent LLC 144A 8.500%, 8/1/19(3)	620	607
MPG Holdco I, Inc. 144A 7.375%, 10/15/22(3)	100	104
Norwegian Cruise Lines Corp. Ltd. 144A 5.250%, 11/15/19(3)	90	91
Numericable Group SA 144A 6.000%, 5/15/22(3)	670	675
Penn National Gaming, Inc. 5.875%, 11/1/21	395	369
QVC, Inc. 5.125%, 7/2/22	690	726
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	465	473
Toll Brothers Finance Corp. 6.750%, 11/1/19	615	692
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	555	568
Wynn Macau Ltd. 144A 5.250%, 10/15/21(3)	565	534

		10,783

Consumer Staples—0.1%
Cosan Luxembourg SA 144A 5.000%, 3/14/23(3)	300	267

Energy—19.8%
Afren plc
144A 10.250%, 4/8/19(3)	651	423
144A 6.625%, 12/9/20(3)	750	420
California Resources Corp. 144A 6.000%, 11/15/24(3)	1,040	884
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	1,415	1,270
Denbury Resources, Inc. 5.500%, 5/1/22	770	708

	PAR VALUE	VALUE

Energy (continued)
Dolphin Energy Ltd. 144A 5.500%, 12/15/21(3)	$2,000	$2,251
Ecopetrol SA 4.125%, 1/16/25	865	822
Empresa Nacional del Petroleo 144A 4.375%, 10/30/24(3)	900	880
Energy XXI Gulf Coast, Inc. 7.500%, 12/15/21	805	439
EnQuest plc 144A 7.000%, 4/15/22(3)	930	586
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	1,400	1,424
FTS International, Inc. 144A 6.250%, 5/1/22(3)	620	462
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)(7)	335	266
Gazprom OAO (Gaz Capital SA) 144A 4.950%, 2/6/28(3)(7)	1,300	988
Gulfmark Offshore, Inc. 6.375%, 3/15/22	1,700	1,283
Hercules Offshore, Inc. 144A 10.250%, 4/1/19(3)	625	331
KazMunayGas National Co. JSC
144A 4.400%, 4/30/23(3)	1,275	1,133
144A 5.750%, 4/30/43(3)	300	252
Lukoil OAO International Finance BV
144A 6.125%, 11/9/20(3)(7)	1,100	971
144A 4.563%, 4/24/23(3)	800	640
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	740	727
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	500	455
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)	2,000	2,200
Newfield Exploration Co. 5.625%, 7/1/24	1,200	1,187

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Energy (continued)
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	$520	$500
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,442	1,319
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	1,040	899
Parker Drilling Co. 6.750%, 7/15/22	350	266
Pertamina Persero PT
144A 4.300%, 5/20/23(3)	1,200	1,152
144A 6.000%, 5/3/42(3)	1,200	1,175
Petrobras International Finance Co. 6.750%, 1/27/41	3,275	2,979
Petroleos de Venezuela SA
Series 2015, 5.000%, 10/28/15	325	245
RegS 8.500%, 11/2/17(4)	1,960	1,126
144A 6.000%, 5/16/24(3)	2,120	812
RegS 6.000%, 11/15/26(4)	1,270	470
Petroleos Mexicanos 6.375%, 1/23/45	1,500	1,699
QEP Resources, Inc. 6.875%, 3/1/21	850	876
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	955	604
Rosetta Resources, Inc. 5.875%, 6/1/24	945	846
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	675	667
SM Energy Co. 144A 6.125%, 11/15/22(3)	1,050	990
Transocean, Inc. 3.800%, 10/15/22	1,005	814
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350	1,303
Tullow Oil plc 144A 6.000%, 11/1/20(3)	930	781

		40,525

	PAR VALUE		VALUE

Financials—39.3%
Aircastle Ltd. 5.125%, 3/15/21	$1,470		$1,474
Akbank TAS 144A 7.500%, 2/5/18(3)	1,145	TRY	449
Alfa Bank OJSC (Alfa Bond Issuance plc) 144A 7.750%, 4/28/21(3)(7)	925		783
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)(13)	2,460		2,592
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	750		713
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	785		799
Ares Capital Corp. 3.875%, 1/15/20	735		734
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	830		815
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(3)	800		828
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(13)	1,750		1,895
Banco Bradesco S.A. 144A 5.750%, 3/1/22(3)(6)	2,000		2,045
Banco Continental S.A. RegS 5.500%, 11/18/20(4)(7)	2,000		2,140
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	1,225		1,292
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	1,860		1,826
Banco do Brasil SA
RegS 5.375%, 1/15/21(4)	525		526
144A 9.250%(2)(3)(5)(6)	1,425		1,372
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	1,260		1,337
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	600	BRL	216
Banco Santander Chile 144A 3.875%, 9/20/22(3)	1,750		1,732
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(6)	1,000		1,043

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Financials (continued)
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	$1,900	$2,009
Bancolombia S.A. 5.125%, 9/11/22	1,220	1,209
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	1,500	1,639
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	745	771
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	2,275	2,252
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	1,100	1,116
Caixa Economica Federal 144A 7.250%, 7/23/24(2)(3)	920	879
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	1,250	1,258
Corp Andina de Fomento 8.125%, 6/4/19	1,000	1,227
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(3)	1,000	991
Country Garden Holdings Co., Ltd. 144A 7.250%, 4/4/21(3)	1,000	947
Credit Bank of Moscow 144A 7.700%, 2/1/18(3)(7)	220	165
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	845	710
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	925	924
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	1,600	1,352
Evergrande Real Estate Group Ltd. 144A 8.750%, 10/30/18(3)	635	586
First Cash Financial Services, Inc. 6.750%, 4/1/21	465	486
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,400	1,588
Genworth Holdings, Inc. 4.900%, 8/15/23	1,060	860

	PAR VALUE		VALUE

Financials (continued)
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	$740		$749
5.375%, 11/1/23	20		21
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	950		989
Hospitality Properties Trust 4.500%, 3/15/25	745		750
HSBC Finance Corp. 6.676%, 1/15/21	1,900		2,254
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	1,560		1,663
International Lease Finance Corp. 5.875%, 8/15/22	2,310		2,506
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	900		911
Kaisa Group Holdings Ltd. 144A 8.875%, 3/19/18(3)	1,200		807
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800		774
Macquarie Group Ltd.
144A 6.000%, 1/14/20(3)	1,100		1,246
144A 6.250%, 1/14/21(3)	325		372
Morgan Stanley
144A 10.090%, 5/3/17(3)(13)	6,050	BRL	2,217
Series H, 5.450%, 12/29/49(2)	120		120
Navient LLC 5.500%, 1/25/23	1,515		1,451
Nordea Bank AB 144A 4.250%, 9/21/22(3)(13)	2,035		2,113
Oversea-Chinese Banking Corp Ltd. 144A 4.250%, 6/19/24(3)	1,500		1,535
PennantPark Investment Corp. 4.500%, 10/1/19	650		651
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(13)	1,805		1,891
Progressive Corp. (The) 6.700%, 6/15/37(2)	2,160		2,337

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Financials (continued)
Prudential Financial, Inc.
5.875%, 9/15/42(2)	$1,385	$1,461
5.625%, 6/15/43(2)(6)	400	409
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 5.298%, 12/27/17(3)	650	549
144A 5.100%, 7/25/18(3)(7)	750	617
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	640	643
Telecom Italia Capital SA 7.175%, 6/18/19	725	830
TIAA Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(3)	985	1,009
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,095	1,123
Ukreximbank Via Biz Finance plc RegS 8.375%, 4/27/15(4)(7)	470	357
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25(3)(7)	1,400	1,099
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(7)	525	453
Walter Investment Management Corp. 7.875%, 12/15/21	780	700

		80,187

Health Care—0.7%
Catamaran Corp. 4.750%, 3/15/21	520	521
Mallinckrodt International Finance S.A. 144A 5.750%, 8/1/22(3)	365	376
Omnicare, Inc. 4.750%, 12/1/22	20	20
Tenet Healthcare Corp. 144A 5.500%, 3/1/19(3)	435	447

		1,364

Industrials—7.8%
AAR Corp. 7.250%, 1/15/22	710	770

	PAR VALUE		VALUE

Industrials (continued)
ADT Corp. (The) 6.250%, 10/15/21	$920		$948
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	345		350
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	1,200		1,248
America West Airlines Pass-Through-Trust
99-1, G 7.930%, 1/2/19	747		823
01-1, G 7.100%, 4/2/21	1,419		1,565
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	1,050		1,077
Avianca Holdings SA (Avianca Leasing LLC) 144A 8.375%, 5/10/20(3)	900		932
Bombardier, Inc.
144A 4.750%, 4/15/19(3)	455		457
144A 6.125%, 1/15/23(3)	900		920
Building Materials Corp. of America 144A 5.375%, 11/15/24(3)	350		351
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000		1,128
ESAL GmbH 144A 6.250%, 2/5/23(3)	980		933
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	670		657
KLX, Inc. 144A 5.875%, 12/1/22(3)	880		891
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	617		663
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	350	BRL	111
Spirit AeroSystems, Inc. 5.250%, 3/15/22	220		225
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000		945
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	837		904

			15,898

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology—1.6%
Avaya, Inc. 144A 7.000%, 4/1/19(3)	$1,285	$1,259
First Data Corp. 11.750%, 8/15/21	850	980
Sungard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	305	181
VeriSign, Inc. 4.625%, 5/1/23	950	936

		3,356

Materials—9.9%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,230	1,288
Cascades, Inc. 144A 5.500%, 7/15/22(3)	710	709
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	695	761
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(3)	940	962
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	415	405
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	425	366
Evraz Group S.A. 144A 6.500%, 4/22/20(3)	775	590
Fortescue Metals Group (FMG) 144A 8.250%, 11/1/19(3)	1,050	959
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	1,040	1,125
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	600	609
Hexion U.S. Finance Corp. 6.625%, 4/15/20	720	709
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000	983
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	1,500	1,575
Samarco Mineracao SA 144A 5.375%, 9/26/24(3)	925	858
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	1,500	1,545

	PAR VALUE		VALUE

Materials (continued)
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	$2,200		$1,804
Tronox Finance LLC 6.375%, 8/15/20	805		811
Union Andina de Cementos SAA 144A 5.875%, 10/30/21(3)	155		158
United States Steel Corp. 6.875%, 4/1/21	965		989
Vale Overseas Ltd. 4.375%, 1/11/22	1,315		1,267
Vedanta Resources plc 144A 9.500%, 7/18/18(3)(13)	1,650		1,782

			20,255

Telecommunication Services—4.3%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	8,000	MXN	530
Axtel SAB de CV 144A 8.000%, 1/31/20(2)(3)	360		350
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	1,430		1,533
Comcel Trust 144A 6.875%, 2/6/24(3)	570		599
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	1,075		1,048
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)(6)	415		422
Koninklijke KPN NV 144A 7.000%, 3/28/73(2)(3)	955		1,008
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	250		261
Sprint Corp. 7.250%, 9/15/21	710		707
T-Mobile USA, Inc.
6.125%, 1/15/22	450		458
6.836%, 4/28/23	290		301
6.500%, 1/15/24	325		334
Windstream Corp. 7.750%, 10/15/20	1,150		1,187

			8,738

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Utilities—3.3%
Abengoa Yield plc 144A 7.000%, 11/15/19(3)	$775	$767
Calpine Corp.
144A 6.000%, 1/15/22(3)	50	54
144A 7.875%, 1/15/23(3)	592	653
Dynegy Finance I, Inc.
144A 7.375%, 11/1/22(3)	335	341
144A 7.625%, 11/1/24(3)	190	194
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	1,325	1,358
Enel SpA 144A 8.750%, 9/24/73(2)(3)(6)	380	443
Israel Electric Corp Ltd. 144A 6.875%, 6/21/23(3)	725	826
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	540	628
RJS Power Holdings LLC 144A 5.125%, 7/15/19(3)	525	521
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	990	1,041

		6,826
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $197,427)		188,199
LOAN AGREEMENTS(2)—13.2%
Consumer Discretionary—3.2%
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 10.500%, 10/31/16	571	508
Tranche B-7, 9.750%, 1/28/18	230	200
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	313	288
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	675	668
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	819	797
Granite Broadcasting Corp. Tranche B, First Lien, 6.750%, 5/23/18	181	179

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Landry’s Restaurant, Inc. Tranche B, 4.000%, 4/24/18	$1,056	$1,051
Marina District Finance Co., Inc. 6.750%, 8/15/18	396	395
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	628	631
Scientific Games International, Inc. 6.000%, 10/1/21	535	529
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	469	471
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	881	847

		6,564

Energy—2.0%
Arch Coal, Inc. 6.250%, 5/16/18	930	773
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	682	617
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	478	387
Fieldwood Energy LLC Closing Date Loan, Second Lien, 8.375%, 9/30/20	913	674
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	456	395
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18	825	639
Templar Energy LLC Second Lien, 8.500%, 11/25/20	915	662

		4,147

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Financials—1.3%
Altisource Solutions S.A.R.L. Tranche B, 4.500%, 12/9/20	$362	$282
Asurion LLC Second Lien, 8.500%, 3/3/21	810	807
Capital Automotive LP Second Lien, 6.000%, 4/30/20	454	454
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	1,144	1,190

		2,733

Health Care—1.8%
AMAG Pharmaceuticals, Inc. 7.250%, 11/12/20	212	212
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	249	249
Second Lien, 11.000%, 1/2/19	161	161
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	755	754
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	755	754
MMM Holdings, Inc. 9.750%, 12/12/17	218	211
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	158	154
Regional Care, Inc. (RCHP, Inc.) First Lien, 0.000%, 4/23/19(8)	780	776
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	64	63
Second Lien, 8.500%, 11/3/21	241	233

		3,567

Industrials—2.1%
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	612	576

	PAR VALUE	VALUE

Industrials (continued)
Commercial Barge Line Co. First Lien, 7.500%, 9/22/19	$791	$791
DynCorp International, Inc. 6.250%, 7/7/16	607	606
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	785	786
Husky Injection Molding Systems Ltd. (Yukon Acquisition, Inc.) 4.250%, 6/30/21	1,026	1,009
Navistar, Inc. Tranche B, 5.750%, 8/17/17	507	506

		4,274

Information Technology—2.6%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	201	197
Blue Coat Systems, Inc.
4.000%, 5/31/19	465	454
Second Lien, 9.500%, 6/26/20	585	576
Deltek, Inc. Second Lien, 10.000%, 10/10/19	1,087	1,094
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	571	567
First Data Corp. 3.667%, 3/23/18	1,125	1,105
Kronos, Inc. Second Lien, 9.750%, 4/30/20	999	1,019
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	300	300

		5,312

Materials—0.2%
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	463	422
TOTAL LOAN AGREEMENTS (Identified Cost $28,457)		27,019

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	SHARES		VALUE

PREFERRED STOCK—4.0%
Energy—0.5%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	1,100	(10)	$1,083

Financials—3.5%
Citigroup, Inc. 5.800%(2)	885	(10)	887
Series J, 7.125%	30,800		835
General Electric Capital Corp. Series B 6.25%(2)	500	(10)	544
Series C, 5.25%(2)	600	(10)	601
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	150	(10)	152
JPMorgan Chase & Co. Series Q, 5.150%(2)	960	(10)	904
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	890	(10)	840
SunTrust Bank Inc. 5.625%(2)	60	(10)	60
Wells Fargo & Co. Series K, 7.980%(2)	840	(10)	927
Zions Bancorp Series A, 6.950%(2)	47,150		1,292

			7,042
TOTAL PREFERRED STOCK (Identified Cost $8,060)			8,125
PURCHASED OPTIONS—0.3%
Call Options—0.0%
S&P 500® Index expiration 1/2/15 strike price $2,200(11)	1,128		6
S&P 500® Index expiration 1/9/15 strike price $2,200(11)	1,137		11

			17

	SHARES	VALUE

Put Options—0.3%
S&P 500® Index expiration 1/2/15 strike price $1,920(11)	1,128	$17
S&P 500® Index expiration 1/9/15 strike price $1,970(11)	1,137	591

		608
TOTAL PURCHASED OPTIONS—0.3%
(Premiums Paid $483)		625
TOTAL LONG TERM INVESTMENTS—134.0%
(Identified Cost $288,266)		273,659	(12)
SHORT-TERM INVESTMENT—1.8%
Money Market Mutual Funds—1.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.110%)	3,614,003	3,614
TOTAL SHORT-TERM INVESTMENT (Identified Cost $3,614)		3,614
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—135.8% (Identified Cost $291,880)		277,273	(1)
WRITTEN OPTIONS—(0.6)%
Call Options—0.0%
S&P 500® Index expiration 1/2/15 strike price $2,150(11)	1,128	(5)
S&P 500® Index expiration 1/2/15 strike price $2,160(11)	1,137	(23)

		(28)

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

Put Options—(0.6)%
S&P 500® Index expiration 1/2/15 strike price $1,970(11)	1,128	$(28)
S&P 500® Index expiration 1/9/15 strike price $2,020(11)	1,137	(1,132)

		(1,160)
TOTAL WRITTEN OPTIONS—(0.6)% (Premiums Received $893)		(1,188	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—135.2% (Identified Cost $290,987)		276,085
Other assets and liabilities, net—(35.2)%		(71,861)

NET ASSETS—100.0%		$204,224

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2014, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2014.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $135,866 or 66.5% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after December 31, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Principal amount is adjusted according to local inflation Index.
(10)	Value shown as par value.
(11)	Non-income producing.
(12)	All or a portion of the portfolio is segregrated as collateral for the borrowings.
(13)	All or a portion of the security is segregrated as collateral for the written options.
(14)	Security in default.

Foreign Currencies:

BRL Brazilian Real

CLP Chilean Peso

COP Colombian Peso

IDR Indonesian Rupiah

MXN Mexican Peso

RUB Russian Ruble

TRY Turkish Lira

UYU Uruguayan Peso

ZAR South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2014 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2014	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$7,306	$—	$7,306	$
Corporate Bonds and Notes	188,199	—	188,199		—
Foreign Government Securities	26,598	—	26,598		—
Loan Agreements	27,019	—	26,624		395
Mortgage-Backed Securities	11,499	—	11,499		—
Municipal Bonds	2,275	—	2,275		—
U.S. Government Securities	2,013	—	2,013		—
Equity Securities:
Preferred Stock	8,125	2,127	5,998		—
Short-Term Investments	3,614	3,614	—		—
Purchased Options	625	625	—		—

Total Investments before Written Options	$277,273	$6,366	$270,512		$395

Written Options	(1,188)	(1,188)	—		—

Total Investments Net of Written Options	$276,085	$5,178	$270,512		$395

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2014.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2014

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities		Loan Agreements
Investments in Securities Balance as of December 31, 2013:	$474	$474		$—
Accrued discount (premium)	—	—		—
Realized gain (loss)	— (c)	—	(c)	—
Change in unrealized appreciation/(depreciation)(d)	(51)	9		(60)
Purchases	457	2		455
Sales(b)	(485)	(485)		—
Transfers into Level 3(a)	—	—		—
Transfers from Level 3(a)	—	—		—

Balance as of December 31, 2014	$395	$—		$395	(e)

(a)	“Transfers into and/or from” represent the ending value as of December 31, 2014, for any investment security where a change in pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $291,880)	$277,273
Cash	280
Deposits with prime broker	3,291
Receivables
Investment securities sold	993
Dividends and interest	4,066
Tax reclaims	66
Prepaid expenses	9

Total assets	285,978

Liabilities
Written options at value (Premiums received $893)(Note 5)	1,188
Payables
Borrowings (Note 8)	80,000
Investment securities purchased	230
Investment advisory fees	230
Administration fees	24
Professional fees	39
Interest payable on line of credit	2
Transfer Agent fees and expenses	1
Trustees’ fee and expenses	—	(1)
Distribution and service fees	—	(1)
Other accrued expenses	40

Total liabilities	81,754

Net Assets	$204,224

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$214,525
Accumulated undistributed net investment income (loss)	(75)
Accumulated undistributed net realized gain (loss)	4,696
Net unrealized appreciation (depreciation)	(14,922)

Net Assets	$204,224

Net Asset Value Per Share (Net assets/ shares outstanding) Shares outstanding 11,255,236	$18.14

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Investment Income
Interest	$18,274
Dividends	199
Foreign taxes withheld	(59)

Total investment income	18,414

Expenses
Investment advisory fees	2,890
Administration and accounting fees	400
Trustees’ fees and expenses	178
Printing fees and expenses	97
Professional fees	96
Transfer agent fees and expenses	17
Custodian fees	12
Miscellaneous	82

Total expenses before interest expense	3,772
Interest expense	849

Total expenses after interest expense	4,621

Net investment income	13,793

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(4,353)
Net realized gain (loss) on foreign currency transactions	(124)
Net realized gain (loss) on written options	9,928
Net change in unrealized appreciation (depreciation) on investments	(10,646)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(20)
Net change in unrealized appreciation (depreciation) on written options	(295)

Net realized and unrealized gain (loss) on investments	(5,510)

Net increase (decrease) in net assets resulting from operations	$8,283

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$13,793	$15,135
Net realized gain (loss)	5,451	3,257
Net change in unrealized appreciation (depreciation)	(10,961)	(15,746)

Increase (decrease) in net assets resulting from operations	8,283	2,646

From Distributions to Shareholders
Net investment income	(13,105)	(14,560)
Net realized short-term gains	(4,003)	(2,638)
Net realized long-term gains	(1,148)	—

Decrease in net assets from distributions to shareholders	(18,256)	(17,198)

Net increase (decrease) in net assets	(9,973)	(14,552)

Net Assets
Beginning of period	214,197	228,749

End of period	$204,224	$214,197

Accumulated undistributed net investment income (loss) at end of period	$(75)	$1,229

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,283

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/ (used) by operating activities:
Proceeds from sales and paydowns of long-term investments	149,002
(Increase) Decrease in investment securities sold receivable	(993)
Purchase of long-term investments	(132,691)
Increase (Decrease) in investment securities purchased payable	(2,673)
Net purchases or sales of short-term securities	787
Net purchases or sales of options purchased	(5,557)
Net purchases or sales of options written	10,821
Net change in unrealized (appreciation)/depreciation on long-term investments	10,646
Net change in unrealized (appreciation)/depreciation on options written	295
Net realized gains/(loss) from sales of long-term investments	4,353
Net realized gain/(loss) from options written	(9,928)
Amortization of premium and accretion of discount on investments	572
(Increase) Decrease in deposits in prime broker	(3,291)
(Increase) Decrease in tax reclaims receivable	(30)
(Increase) Decrease in dividends and interest receivable	606
(Increase) Decrease in prepaid expenses	5
Increase (Decrease) in interest expense payable	(1)
Increase (Decrease) in investment advisory fees payable	(18)
Increase (Decrease) in other affiliates payable	(1)
Increase (Decrease) in Trustees’ fees payable	1
Increase (Decrease) in other accrued expenses payable	5

Cash provided by (used) for operating activities	30,193

Cash provided by (used) for financing activities:
Cash payments from borrowings	(13,000)
Cash dividends paid to shareholders	(18,256)

Cash provided by (used) for financing activities:	(31,256)

Net increase (decrease) in cash	(1,063)

Cash:
Cash and foreign currency at beginning of period	1,343

Cash and foreign currency at end of period	$280

Supplemental cash flow information:
Cash paid during the period for interest	$849

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31,		From Inception[1] to December 31, 2012
	2014	2013
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$19.03	$20.32	$19.10	(1)

Income from investment operations:
Net Investment Income/(Loss)(2)	1.23	1.34	1.08
Net Realized and Unrealized Gain/(Loss)	(0.50)	(1.10)	1.19

Total from Investment Operations	0.73	0.24	2.27

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(1.16)	(1.29)	(0.93)
Dividends from Net Realized Gains	(0.46)	(0.24)	(0.12)

Total Dividends and Distributions to Shareholders	(1.62)	(1.53)	(1.05)

Net Asset Value, End of Period	$18.14	$19.03	$20.32

Market Price, End of Period(3)	$15.85	$16.92	$18.90

Total Return on Net Asset Value(4)	4.81%	1.89%	12.61	%(7)
Total Return on Market Value(5)	2.94%	(2.55)%	(0.02	)%(7)
Net Assets, End of Period (000’s)	$204,224	$214,197	$228,749

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	2.13%	2.16%	2.19	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.37%	6.87%	6.65	%(8)
Portfolio Turnover Rate	45%	48%	46	%(7)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$80,000	$93,000	$93,000
Asset Coverage for Loan Outstanding	357%	330%	346%

(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price – New York Stock Exchange (“NYSE”)
(4)	Total Return on NAV is calculated using the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.74% and 1.73% for the years ended December 31, 2014, December 31, 2013 respectively and 1.74% for the period ended December 31, 2012.
(7)	Not annualized
(8)	Annualized

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statue of limitations are from the year 2012 (inception of the Fund) forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At December 31, 2014, all loan agreements held by the Fund are assignment loans.

H.	Derivative Financial Instruments

Enhanced disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling investors to understand how and why the Fund uses derivatives, how derivatives are accounted for,

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

($ reported in thousands)

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.95% as a percentage of the average daily managed assets which is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadviser

Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the Fund. The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund.

For the year ended December 31, 2014, the Fund incurred administration fees totaling $304 which are included in the Statement of Operations.

D.	Trustees

For the year ended December 31, 2014, the Fund incurred Trustees fees totaling $153 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) during the year ended December 31, 2014 were as follows:

Purchases	Sales
$130,675	$149,002

The purchases and sales of long term U.S. Government and agency securities for the year ended December 31, 2014, were as follows:

Purchases	Sales
$2,016	$—

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 5. Derivative Transactions

($ reported in thousands)

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk. For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2H.

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2013	—	$—	—	$—
Options written	29,225	1,388	29,225	11,620
Options closed	(23,749)	(1,151)	(24,866)	(9,840)
Options expired	(3,211)	(121)	(2,094)	(1,003)
Options exercised	—	—	—	—

Written Options outstanding at December 31, 2014	2,265	116	2,265	777

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of December 31, 2014:

Statement of Assets and Liabilities
Assets: Purchased options at value	$625	(1)
Liabilities: Written options at value	(1,188)

Net asset (liability) balance	$(563)

Statement of Operations
Net realized gain (loss) on purchased options	$5,075	(2)
Net realized gain (loss) on written options	9,928
Net change in unrealized appreciation (depreciation) on purchased options	142	(3)
Net change in unrealized appreciation (depreciation) on written options	(295)

Total realized and unrealized gain (loss) on purchased and written options	$14,850

(1)	Amount included in Investment Securities at value.
(2)	Amount included in Net realized gain (loss) on Investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period of June 27, 2014 to December 31, 2014, the Fund’s average volume of derivative activity based on the average daily premiums received from written options was $(716).

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it’s determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At December 31, 2014, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At December 31, 2014, the Fund held 33% of its total investments in securities within the financials sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $125,000,

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

which may be increased to $150,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the fiscal year ended December 31, 2014. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement may also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2014 – December 31, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $87,638 and 0.955%, respectively. At December 31, 2014, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$80,000	0.956%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At December 31, 2014, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,255,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2014 and December 31, 2013, there were no shares issued pursuant to the plan.

On January 2, 2015, the Fund announced a distribution of $0.25 to shareholders of record on December 31, 2014. This distribution has an ex-dividend date of January 6, 2015 and is payable on January 9, 2015.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 11. Regulatory Exams

From time to time, the Fund’s investment adviser and/or its affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At December 31, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$292,102	$5,369	(20,198)	(14,829)
Written Options	(1,188)	—	—	—

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of undistributed ordinary income of $272 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended
	2014	2013
Ordinary Income	$14,814	$17,016
Long-term capital gains	4,658	767

Total	$19,472	$17,783

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2014

Note 13. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(—)(1)	$(1,992)	$1,992

(1)	Amount less than $500.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Virtus Global Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Global Multi-Sector Income Fund (the “Fund”) at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 2, 2015

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

TAX INFORMATION NOTICE (Unaudited)

DECEMBER 31, 2014

For the fiscal year ended December 31, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”), subject to the 15% rate gains category. ($ reported in thousands).

QDI	DRD	LTCG
—%	—%	$4,658

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the Securities and Exchange Commission (the “SEC”) on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Global Multi-Sector Income Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about Virtus Global Multi-Sector Income Fund’s reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Global Multi Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreement with Newfleet Asset Management, LLC (“Newfleet” or the “Subadviser”) (the “Subadvisory Agreement” and, together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 4, 2014, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and Newfleet which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadviser; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadviser, including (a) VIA’s ability to select and monitor the subadviser; (b) VIA’s

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VIA’s expertise

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 1-year period, and that the Fund outperformed its benchmark for the 1-year period ended September 30, 2014.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Fund managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios affiliated with the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (866) 270-7788

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 68 Portfolios	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm). Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2012 7 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products. Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
William R. Moyer YOB: 1944 Elected: 2012 7 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners. Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
James M. Oates YOB: 1946 Elected: 2013 55 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (2000 to 2014), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (2005 to 2014), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 66 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005). Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Assistant Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012); and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8528	02-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustees, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,500 for 2014 and $30,500 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,268 for 2014 and $2,654 for 2013. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,900 for 2014 and $5,900 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $430,462 for 2014 and $434,669 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Thomas Mann, Phil McLoughlin and James Oates.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board ” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

1 Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two closed-end funds, Virtus Total Return Fund (NYSE: DCA) and Virtus Global Multi-Sector Income Fund (NYSE: VGI). Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

Benjamin Caron, CFA Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, Virtus Tactical Allocation Fund, and Virtus High Yield Fund. He assists in the management of two fixed income variable insurance trust Series and the closed-end Virtus Total Return Fund (NYSE: DCA), and he is a named co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, an investment management company that was previously a subsidiary of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University, and he is a CFA (Chartered Financial Analyst) charter holder. He has been working in the investment industry since 1996.

Kyle A. Jennings, CFA. Kyle Jennings is the head of credit research for the multi-sector fixed income strategies at Newfleet Asset Management, an affiliate of Virtus Investment Partners. Mr. Jennings is also co-portfolio manager of the Virtus Senior Floating Rate Fund, the Virtus High Yield Fund, and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, an investment management company that previously was a subsidiary of Virtus. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank. Mr. Jennings earned a B.S. in finance from the University of Connecticut and has held the Chartered Financial Analyst designation since 2001. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is managing director, credit research at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Senecal is the co-head of corporate credit research and is responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. He also is co-portfolio manager of the Virtus Emerging Markets Debt Fund and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, an investment management company that previously was a subsidiary of Virtus. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst. Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He has been a CFA (Chartered Financial Analyst) charter holder since 1995. He began his career in the investment industry in 1990.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2014, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	15	11,224	2	126
	Other Pooled Investment	1	20	—	—

	Vehicles:
	Other Accounts:	—	—	—	—
Benjamin Caron	Registered Investment Companies:	1	219	—	—
	Other Pooled Investment Vehicles:	—	—	—	—
	Other Accounts:	—	—	—	—
Kyle A. Jennings	Registered Investment Companies:	3	955	—	—
	Other Pooled Investment Vehicles:	—	—	—	—
	Other Accounts:	—	—	1	94
Daniel Senecal	Registered Investment Companies:	1	28	—	—
	Other Pooled Investment Vehicles:	—	—	—	—
	Other Accounts:	—	—	—	—

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary.  Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits.  Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2014, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David L. Albrycht	-0-
Benjamin Caron	50,001 – 100,000
Kyle A. Jennings	-0-
Daniel Senecal	-0-

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Multi-Sector Income Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 3/11/2015

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)
Date 3/11/2015

* Print the name and title of each signing officer under his or her signature.